UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): November 7, 2025

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-20936	13-3637458
(Commission File Number)	(IRS Employer Identification No.)

Level 11, Vegetable Building, Industrial Park of the East City

Shouguang City, Shandong Province 262700

The People’s Republic of China

_________________________________________________________

(Address of principal executive offices and zip code)

+86 (536) 567-0008

_________________________________________________________

(Registrant's telephone number including area code)

 _________________________________________________________

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	NASDAQ Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 4, 2025, the Company received a delist determination letter from the staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market, LLC (“Nasdaq”) advising the Company that the Staff had determined that the Company did not regain compliance with Listing Rule 5550(a)(2) by the November 3, 2025 deadline. The Staff had determined that the Company’s securities will be scheduled for delisting from The Nasdaq Capital Market on November 11, 2025.

As a result of effecting the Reverse Stock Split (as defined below) and timely filing the Appeal (as defined below), the Company expects to regain compliance with Listing Rule 5550(a)(2) and to continue to trade on The Nasdaq Capital Market under the symbol “GURE”.

On November 7, 2025, the Company appealed the Staff’s delisting determination (the “Appeal”) by submitting a hearing request to the Nasdaq Hearings Panel (the “Panel”).

As previously reported, the Company received approval from Nasdaq to effect a one-for-ten reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Stock Split”). The Company effected the Reverse Stock Split in the market on October 27, 2025 and its common stock began trading on The Nasdaq Capital Market on a split-adjusted basis at the market open on such date.

At the Panel hearing, the Company intends to present a plan to regain compliance with Listing Rule 5550(a)(2). There can be no assurance that the Company’s plan will be accepted by the Panel, that such appeal will be successful or that the Company will be able to regain compliance with Listing Rule 5550(a)(2).

Statements contained herein relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the Company’s ability to regain compliance with the Nasdaq continued listing standards constitute forward looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the Company’s ability to regain compliance with the Nasdaq continued listing standards. Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 11, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 13, 2025, and in the Company’s other filings and submissions with the SEC. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

Dated: November 7, 2025